UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: June 29, 2005

(Date of earliest event reported)

GS Mortgage Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-120274	13-3387389
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street, New York, New York		10004
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 902-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 15, 2005, the Registrant will cause the issuance and sale of First Franklin Mortgage Loan Trust 2005-FFA, Mortgage Pass-Through Certificates, Series 2005-FFA, (the “Certificates”) pursuant to a Pooling and Servicing Agreement to be dated as of July 1, 2005, among GS Mortgage Securities Corp., as depositor, National City Home Loan Services, Inc., as servicer, Deutsche Bank National Trust Company, as trustee and Wachovia Bank, National Association, as co-trustee.

In connection with the sale of the Certificates by Goldman, Sachs & Co. (“the “Underwriter”), the Registrant has been advised that the Underwriter has furnished to prospective investors certain information that may be considered “collateral term sheets” (the “Collateral Term Sheets”) with respect to the Certificates following the effective date of Registration Statement No. 333-120274, which Collateral Term Sheets are being filed as exhibits to this report.

The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and may be superseded by any other information subsequently filed with the Securities and Exchange Commission.

The Underwriter has advised the Registrant that certain information in the Collateral Term Sheets may have been based on assumptions that differed from the final pool information.

The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Collateral Term Sheets may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Collateral Term Sheets may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Collateral Term Sheets may not be relevant to or appropriate for investors other than those specifically requesting them.

Item 9.01.	Financial Statements and Exhibits
(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99.1	Collateral Term Sheets prepared by the Underwriter in connection with certain classes of First Franklin Mortgage Loan Trust 2005-FFA, Mortgage Pass-Through Certificates, Series 2005-FFA.
2	99.2	Collateral Term Sheets prepared by the Underwriter in connection with certain classes of First Franklin Mortgage Loan Trust 2005-FFA, Mortgage Pass-Through Certificates, Series 2005-FFA.
3	99.3	Collateral Term Sheets prepared by the Underwriter in connection with certain classes of First Franklin Mortgage Loan Trust 2005-FFA, Mortgage Pass-Through Certificates, Series 2005-FFA.
4	99.4	Collateral Term Sheets prepared by the Underwriter in connection with certain classes of First Franklin Mortgage Loan Trust 2005-FFA, Mortgage Pass-Through Certificates, Series 2005-FFA.
5	99.5	Collateral Term Sheets prepared by the Underwriter in connection with certain classes of First Franklin Mortgage Loan Trust 2005-FFA, Mortgage Pass-Through Certificates, Series 2005-FFA.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By:	/s/ Michelle Gill
Name:	Michelle Gill
Title:	Vice President

Dated: June 29, 2005

EXHIBIT INDEX

Exhibit Number	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99.1	Collateral Term Sheets prepared by the Underwriter in connection with certain classes of First Franklin Mortgage Loan Trust 2005-FFA, Mortgage Pass-Through Certificates, Series 2005-FFA.
2	99.2	Collateral Term Sheets prepared by the Underwriter in connection with certain classes of First Franklin Mortgage Loan Trust 2005-FFA, Mortgage Pass-Through Certificates, Series 2005-FFA.
3	99.3	Collateral Term Sheets prepared by the Underwriter in connection with certain classes of First Franklin Mortgage Loan Trust 2005-FFA, Mortgage Pass-Through Certificates, Series 2005-FFA.
4	99.4	Collateral Term Sheets prepared by the Underwriter in connection with certain classes of First Franklin Mortgage Loan Trust 2005-FFA, Mortgage Pass-Through Certificates, Series 2005-FFA.
5	99.5	Collateral Term Sheets prepared by the Underwriter in connection with certain classes of First Franklin Mortgage Loan Trust 2005-FFA, Mortgage Pass-Through Certificates, Series 2005-FFA.